SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     April 1, 1996


                          ENNIS BUSINESS FORMS, INC.
          (Exact name of registrant as specified in its charter)


                                   TEXAS
               (State or other jurisdiction of incorporation)



      1-5807                                         75-0256410
(Commission File Number)                 (IRS Employer Identification No.)



 107 N. Sherman Street, Ennis, Texas                         75119
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (214) 872-3100



                                 No Change
        (Former name or former address, if changed since last report)


               SECURITIES AND EXCHANGE COMMISSION

                            FORM 8-K



Item 5.   Other Events

       On April 1, 1996, the Company announced the completion of two transactions to purchase the operating assets and operations of two privately-owned specialty printing companies and the authorization by the Board of Directors of a significant increase in the Company's capital expenditures (see Exhibit (c)).


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

              20.  Press Release dated April 1, 1996



                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ENNIS BUSINESS FORMS, INC.




Date:  April 4, 1996               /s/Harve Cathey
                                   Harve Cathey
                                   Vice President - Finance & Secretary